--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                                    May 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,



/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
---------------------                                  ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                    May 31, 1998



Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:

                             ------------------------------------------------------------------------
                                 4/30/98      10/31/97        CHANGE          HIGH           LOW
-----------------------------------------------------------------------------------------------------
  STOCK PRICE                   $13.8125       $13.375        3.27%         $14.4375       $13.3125
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $15.21         $15.32        (0.72)%        $15.68         $15.21
-----------------------------------------------------------------------------------------------------

      Additionally, on June 1, 1998, the Trust's Board of Directors announced an increase in the Trust's monthly dividend effective with the July 31, 1998 payment. The new dividend rate was increased from $0.065625 to $0.0719 monthly, or from $0.7875 to $0.8625 annually.

THE FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.77% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 3.58% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investors focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The robust economy continues to strengthen the credit quality of most issuers, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 34% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      Within the municipal market, we find the best relative value on the yield curve to be in the 14 to 17 year sector of the yield curve, which we believe offers the most attractive taxable equivalent yields for the least amount of incremental duration. Additionally, the Trust has been emphasizing higher rated credits (AA- and AAA-rated issues) over lower rated credits (BBB and A) to take advantage of historically narrow credit spreads between higher and lower rated bonds.

      The following charts compare the Trust's current and October 31, 1997 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN

--------------------------------------------------------------------------------
    SECTOR                             APRIL 30, 1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------
  City, County & State                        17%                  17%
--------------------------------------------------------------------------------
  Transportation                              17%                  15%
--------------------------------------------------------------------------------
  Hospital                                    14%                  11%
--------------------------------------------------------------------------------
  Industrial                                  14%                   8%
--------------------------------------------------------------------------------
  Power                                       11%                  13%
--------------------------------------------------------------------------------
  University/School                            7%                   8%
--------------------------------------------------------------------------------
  Lease Revenue                                6%                   8%
--------------------------------------------------------------------------------
  Housing                                      6%                   5%
--------------------------------------------------------------------------------
  Tax Revenue                                  4%                   4%
--------------------------------------------------------------------------------
  Water & Sewer                                2%                   5%
--------------------------------------------------------------------------------
  Resource Recovery                            1%                   1%
--------------------------------------------------------------------------------
  Miscellaneous Revenue                        1%                   1%
--------------------------------------------------------------------------------
  Pollution Control                            --                   4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     STANDARD & POOR'S/MOODY'S
           CREDIT RATING               APRIL 30, 1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------
              AAA/Aaa                         57%                  55%
--------------------------------------------------------------------------------
               AA/Aa                           7%                  12%
--------------------------------------------------------------------------------
                A/A                           13%                  13%
--------------------------------------------------------------------------------
              BBB/Baa                         23%                  20%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,

/s/ Robert Kapito                        /s/ Kevin Klingert
------------------------------------     ---------------------------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.





--------------------------------------------------------------------------------
           THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                               BKN
--------------------------------------------------------------------------------
Initial Offering Date:                                    February 19, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 4/30/98:                            $13.8125
--------------------------------------------------------------------------------
Net Asset Value as of 4/30/98:                                 $15.21
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 4/30/98 ($13.8125)1:         5.70%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                      $0.065625
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                    $0.7875
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The Distribution is not constant and is subject to change.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                           OPTION CALL        VALUE
  RATING*  (000)                              DESCRIPTION (a)                              PROVISIONS+      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM INVESTMENTS -- 148.6%
                  CALIFORNIA -- 15.1%
   AAA   $ 4,115  Antelope Valley, Healthcare Dist., Ser. A, 5.00%, 1/01/12, FSA ......   1/08 at 102     $ 4,085,413
   AA      1,220  California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 ..   2/04 at 102       1,250,671
   A1      5,770  California St. G.O.,  5.00%, 10/01/14 ...............................  10/07 at 101       5,661,120
   AAA    15,460  Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 2/01/07, AMBAC ...  No Opt. Call      17,028,726
   AA      2,500  Metropolitan Wtr. Dist. Southern California Waterworks Rev.,
                    Ser. A, 5.00%, 7/01/26 ............................................   1/08 at 101       2,380,600
                  University of California Rev., Research Fac., Ser. B,
   A+      2,000    6.10%, 9/01/03+++ .................................................           N/A       2,191,340
   A+      3,305    6.20%, 9/01/03+++ .................................................           N/A       3,636,723
   A+      2,000    6.25%, 9/01/03+++ .................................................           N/A       2,205,440
                                                                                                          -----------
                                                                                                           38,440,033
                                                                                                          -----------
                  COLORADO -- 13.1%
                  Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
   AAA     3,100    Zero Coupon, 8/31/04 ..............................................  No Opt. Call       2,325,341
                  Denver City & Cnty. Arpt. Rev.,
   Baa     1,120    Ser. C, 6.65%, 11/15/05 ...........................................  11/02 at 102       1,211,011
   Baa     3,000    Ser. C, 6.50%, 11/15/06 ...........................................  11/02 at 102       3,219,420
   Aaa     3,705    Ser. D, 7.00%, 11/15/01+++.                                                   N/A       4,016,516
   Baa1   14,085    Ser. D, 7.00%, 11/15/25 ...........................................  11/01 at 100      15,041,653
                  E-470 Pub. Hwy. Auth. Rev., Ser. B,
   AAA     3,000    Zero Coupon, 9/01/11, MBIA ........................................  No Opt. Call       1,545,990
   AAA    10,000    Zero Coupon, 9/01/18, MBIA ........................................  No Opt. Call       3,387,200
   AAA     2,250    6.90%, 8/31/05 +++ ................................................           N/A       2,632,230
                                                                                                          -----------
                                                                                                           33,379,361
                                                                                                          -----------
                  CONNECTICUT -- 3.7%
   Aa3     8,750  Connecticut St. G.O., Ser. A, 5.50%, 11/15/08 .......................  11/03 at 102       9,292,412
                                                                                                          -----------
                  DISTRICT OF COLUMBIA -- 0.8%
   AAA     1,900  District of Columbia G.O., Ser. E, 6.00%, 6/01/09, CAPMAC ...........   6/03 at 102       2,032,525
                                                                                                          -----------
                  FLORIDA -- 2.7%
   AAA     1,750  Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg.,
                    Ser. 1994-A, 6.55%, 7/01/14 .......................................   1/05 at 102       1,882,300
   AAA       550  Florida St. Div. Brd. Fin. Dept. Env. Prot.,
                    5.50%, 7/01/09, FSA ...............................................   7/08 at 101         582,659
   BBB-    4,000  Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28. ...................   7/06 at 102       4,368,360
                                                                                                          -----------
                                                                                                            6,833,319
                                                                                                          -----------
                  GEORGIA -- 3.4%
   AAA     6,000  Georgia Mun. Pwr. & Elec. Auth., Ser. T, 6.50%, 1/01/99+++, FGIC ....           N/A       6,103,500
   AA+     2,250  Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg.,
                    Ser. C, 7.00%, 12/01/15, FHA ......................................  12/04 at 102       2,441,565
                                                                                                          -----------
                                                                                                            8,545,065
                                                                                                          -----------
                  ILLINOIS -- 8.5%
   AAA     5,050  Chicago Wtr. Rev.,  5.25%, 11/01/23, FGIC ...........................  11/07 at 102       4,932,588
   AAA     3,000  Cook Cnty. Cap. Impt. 5.875%, 11/15/22, FGIC ........................  11/06 at 101       3,147,270
   AAA     4,165  Cook Cnty. G.O., Ser. A, 5.20%, 11/15/08, MBIA ......................  11/07 at 101       4,310,067
                  Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
   AAA     5,000    4.125%+, 7/01/13 ..................................................   7/03 at 102       5,204,850
   AAA     4,000    5.45%, 7/01/14 ....................................................   7/03 at 102       4,099,280
                                                                                                          -----------
                                                                                                           21,694,055
                                                                                                          -----------
                  INDIANA -- 6.4%
   Baa2    7,595  Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express Corp. Proj.,
                    7.10%, 1/15/17 ....................................................   7/04 at 102       8,511,261
   AAA     8,150  Marion Cnty. Cnvtn. & Rec. Fac. Auth., Excise Tax Rev.,
                    Ser. A., 5.00%, 6/01/27, MBIA .....................................   6/08 at 101       7,675,344
                                                                                                          -----------
                                                                                                           16,186,605
                                                                                                          -----------
                  KENTUCKY -- 6.1%
   AAA    15,000  Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 3.95%+,
                    7/01/13, AMBAC ....................................................   7/03 at 102      15,624,300
                                                                                                          -----------
                  LOUISIANA -- 7.0%
   AAA    14,400  Louisiana Pub. Fac. Auth. Hosp. Rev.,
                    Our Lady of the Lake Regl. Med. Ctr., 4.19%+, 12/01/22, FSA .......  12/03 at 102      14,833,152
   AAA     2,860  Louisiana Stadium & Expo Dist., Htl. Ocpcy. Tax, 6.00%,
                    7/01/16, FGIC .....................................................   7/06 at 102       3,065,291
                                                                                                          -----------
                                                                                                           17,898,443
                                                                                                          -----------

                                              See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                           OPTION CALL        VALUE
  RATING*  (000)                              DESCRIPTION (A)                              PROVISIONS+      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                  MARYLAND -- 5.5%
   AA    $ 9,940  Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog.,
                    Ser. 2, 6.55%, 4/01/26 ...........................................    4/05 at 102     $10,679,834
   AAA     3,175  Northeast Waste Disp. Auth. Rev., Sld. Wst.,
                    Montgomery Cnty. Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA ...    7/03 at 102       3,398,044
                                                                                                          -----------
                                                                                                           14,077,878
                                                                                                          -----------
                  MASSACHUSETTS -- 3.4%
   AAA     9,000  Massachusetts St. Hlth.&  Edl. Fac. Auth. Rev.,
                    Hallmark Hlth. Sys., Ser. A., 5.00%
                    7/01/21, FSA .....................................................    7/08 at 101       8,549,730
                                                                                                          -----------
                  MICHIGAN -- 3.8%
   AAA     4,000  Greater Detroit Res. Rec. Auth. Rev., Ser. A, 6.25%,
                    12/13/08, AMBAC ..................................................   No Opt. Call       4,479,480
   AAA     5,000  River Rouge Sch. Dist., 5.625%, 5/01/22, FSA ....................... 5/03 at 101.50       5,128,550
                                                                                                          -----------
                                                                                                            9,608,030
                                                                                                          -----------
                  NEVADA -- 1.6%
   AAA     3,750  Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%,
                    7/01/09, MBIA ....................................................    7/03 at 102       4,003,462
                                                                                                          -----------
                  NEW YORK -- 21.8%
   AAA     5,400  Metropolitan Trans. Auth. Commuter Fac. Rev.,
                    Ser. A, 5.75%, 7/01/21, MBIA .....................................    7/07 at 101       5,616,000
                  New York City G.O.,
   Baa1    4,140    Ser. A, 6.00%, 8/01/05 ...........................................   No Opt. Call       4,424,791
   AAA     3,000    Ser. D, 5.60%, 11/01/05, AMBAC ...................................   No Opt. Call       3,182,520
   Baa1    7,000    Ser. E,  6.50%, 2/15/06 ..........................................   No Opt. Call       7,702,940
   Baa1    6,160    Ser. H, 7.20%, 2/01/02+++,                                                    N/A       6,826,574
   Baa1      840    Ser. H, 7.20%, 2/01/13 ........................................... 2/02 at 101.50         921,136
                  New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term.
                    One Group Assoc. Proj.,
   A       4,000    6.00%, 1/01/08 ...................................................    1/04 at 102       4,217,880
   A       1,000    6.00%, 1/01/15 ...................................................    1/04 at 102       1,039,690
   AA      4,000  New York City Transitional Fin. Auth. Rev., Ser. C, 4.75%, 5/01/23 .    5/08 at 102       3,640,640
   A3      3,000  New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac.,
                    Ser. B, 6.10%, 5/15/04+++ ........................................           N/A        3,296,790
   Baa1    4,000  New York St. Hsg. Fin. Agcy., Svc. Contract Oblig. Rev.,
                    Ser. A, 5.50%, 9/15/22 ...........................................   3/03 at 102        3,994,680
   Baa     1,955  New York St. Hsg. Fin. Agcy. Rev., Hlth. Fac. of New York City,
                    Ser. A, 6.375%, 11/01/04 .........................................  No Opt. Call        2,117,949
   AAA     5,000  New York St. Med. Care Fac. Rev., New York Hosp.,
                    Ser. A, 6.60%, 2/15/05+++, AMBAC .................................           N/A        5,681,050
   AAA     2,620  New York St. Urban Dev. Corp. Rev., Correctional Fac. 5.625%,
                    1/01/07, AMBAC ...................................................   1/03 at 102        2,777,148
                                                                                                          -----------
                                                                                                           55,439,788
                                                                                                          -----------
                  NORTH CAROLINA -- 2.3%
   AAA     5,000  North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B, 7.00%,
                    1/01/08, CAPMAC ..................................................  No Opt. Call        5,826,900
                                                                                                          -----------

                  OHIO -- 0.7%
   NR        500  Cleveland Cuyahoga Cnty. Ohio Port Auth. Rev., Port Dev. Proj.,
                    6.00%, 3/01/07 ...................................................   No Opt. Call         509,335

   AAA     1,220  Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj.,
                    5.35%, 12/01/17, AMBAC ...........................................   12/07 at 101       1,242,106
                                                                                                          -----------
                                                                                                            1,751,441
                                                                                                          -----------
                  PENNSYLVANIA -- 9.5%
   AAA    10,100  Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp.
                    Bethlehem Proj., 4.00%,+ 11/15/13, AMBAC .........................   11/03 at 102      10,198,980
   AAA     7,000  Montgomery Cnty. Ed. & Hlth. Care Auth., Holy Redeemer,
                    5.25%, 10/01/23, AMBAC ...........................................   10/07 at 101       6,894,230
   AAA     4,000  Pennsylvania Intergovernmental Coop. Auth., Spl. Tax Rev.,
                    Philadelphia Fdg. Prog., 5.50%, 6/15/20, FGIC ....................    6/06 at 100       4,057,480
   AAA     1,500  Pennsylvania St. G.O., First Ser., 5.375%, 5/15/09, FGIC ........... 5/06 at 101.50       1,575,870
   AAA     1,500  Pittsburgh Wtr. & Swr. Auth., Ser. A., 5.00%, 9/01/17, FGIC ........    3/08 at 100       1,440,495
                                                                                                          -----------
                                                                                                           24,167,055
                                                                                                          -----------
                  RHODE ISLAND -- 2.3%
   AA+     3,640  Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty.,
                    Ser. 15-B, 6.75%, 10/01/17 .......................................    4/04 at 102       3,914,092
   AAA     2,000  Rhode Island St. Hlth. & Edu. Bldg. Corp. Rev., Hosp. Fin.,
                    5.50%, 5/15/16, MBIA .............................................    5/07 at 102       2,054,100
                                                                                                          -----------
                                                                                                            5,968,192
                                                                                                          -----------
                  TENNESSEE -- 3.4%
   A3      7,800  Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj.,
                    6.50%, 9/01/24 ...................................................   9/04 at 102        8,544,588
                                                                                                          -----------
                  TEXAS -- 9.9%
   AAA     9,500  Austin Util. Sys. Rev., 5.00%, 11/15/14, FSA .......................   11/07 at 100       9,299,550
   BBB+    9,800  Brazos River Auth., P.C.R., Coll-Texas Utilities Co.Proj.,
                    8.25%, 1/01/19 ...................................................    1/99 at 100      10,221,498

                                               See Notes to Financial Statements.

                                                               6

---------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL                                                                           OPTION
          AMOUNT                                                                              CALL
RATING*    (000)                               DESCRIPTION                                PROVISIONS++      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                  TEXAS (CONTINUED)
   A2    $ 2,500  Port of Bay City Auth. Matagorda Cnty. Rev.,
                    Hoechst Celanese Corp. Proj., 6.50%, 5/01/26 .....................    5/06 at 102    $  2,745,475
   Baa1    2,640  Sabine River Auth., P.C.R., Coll-Texas Utilities Elec. Proj.,
                    Ser. B, 8.25%, 10/01/20 ..........................................   10/00 at 102       2,893,414
                                                                                                         ------------
                                                                                                           25,159,937
                                                                                                         ------------
                  UTAH -- 6.8%
   AAA     4,450  Intermountain Pwr. Agcy., Rev. Pwr. Supply,
                    Ser. F, 5.00%, 7/01/13, AMBAC ....................................   No Opt. Call       4,351,566
   A1      1,800  Intermountain Pwr. Agcy., Fst. Crossover, Ser. 86 B,
                    5.00%, 7/01/16 ...................................................   No Opt. Call       1,708,956
   BBB    11,250  Tooele Cnty. Hazardous Wst. Trmt. Rev., Union Pacific Proj.,
                    5.70%, 11/01/26 ..................................................    4/08 at 102      11,245,725
                                                                                                         ------------
                                                                                                           17,306,247
                                                                                                         ------------
                  WASHINGTON -- 10.8%
   Aa      6,900  Seattle G.O., 5.40%, 1/01/08 .......................................    1/03 at 102       7,128,321
   AA+     4,000  Washington St. G.O., Ser. A,  5.375%, 7/01/21 ......................    7/06 at 100       3,996,000
                  Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA    13,395    Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ........................    7/06 at 102      14,136,815
   AAA     2,000    Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ........................    7/03 at 102       2,049,440
                                                                                                         ------------
                                                                                                           27,310,576
                                                                                                         ------------
                  Total Long-Term Investments (cost $359,509,483) ....................                    377,639,942
                                                                                                         ------------
                  SHORT-TERM INVESTMENTS** -- 1.9%
                  GEORGIA -- 0.1%
   A         100  Bartow Cnty. Dev. Auth., P.C.R., GA Pwr. Co., 4.05%, 5/01/98, FRDD .            N/A         100,000
                                                                                                         ------------
                  MISSISSIPPI -- 0.4%
   Aa2     1,000  Jackson Cnty., P.C.R., Chevron U.S.A. Inc. Proj.,  4.10%,
                    5/01/98, FRDD ....................................................            N/A       1,000,000
                                                                                                         ------------
                  WASHINGTON -- 0.5%
                  Washington St. Hlth. Care Fac. Auth. Rev., Sisters of Providence, FRDD,
   A-1+      110    Ser. B, 4.15%, 5/01/98 ...........................................            N/A         110,000
   A1      1,300    Ser. D, 4.15%, 5/01/98 ...........................................            N/A       1,300,000
                                                                                                         ------------
                                                                                                            1,410,000
                                                                                                         ------------
                  WYOMING -- 0.9%
   Aa2     2,300  Unita Cnty., P.C.R., Chevron USA Inc. Proj., 4.10%, 5/01/98, FRDD ..            N/A       2,300,000
                                                                                                         ------------
                  Total Short-Term Investments (cost $4,810,000) .....................                      4,810,000
                                                                                                         ------------
                  TOTAL INVESTMENTS -- 150.5% (cost $364,319,483) ....................                    382,449,942
                       Other assets in excess of liabilities  -- 0.7% ................                      1,651,192
                  Liquidation value of preferred stock-- (51.2)% .....................                   (130,000,000)
                                                                                                         ------------
                  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100% ................                   $254,101,134
                                                                                                         ============




-----------------
  * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
  + These bonds contain embedded caps. See glossary for definition.
 ++ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
+++ This bond is prerefunded. See glossary for definition.



------------------------------------------------------------------------------------------------------------------------------
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
     AMBAC      -- American Municipal Bond Assurance Corporation        FRDD     -- Floating Rate Daily Demand
     CAPMAC     -- Capital Markets Assurance Corporation                FSA      -- Financial Security Assurance
     FGIC       -- Financial Guaranty Insurance Company                 G.O.     -- General Obligation Bond
     FHA        -- Federal Housing Administration                       MBIA     -- Municipal Bond Insurance Association
                                                                        P.C.R.   -- Pollution Control Revenue
------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value
  (cost $364,319,483) (Note 1) ...........  $382,449,942
Cash .....................................        14,396
Interest receivable ......................     6,509,231
Receivable for investments sold ..........     5,576,083
Other assets .............................        20,201
                                           -------------
                                             394,569,853
                                           -------------
LIABILITIES
Payable for investments purchased ........    10,031,493
Investment advisory fee payable (Note 2) .       112,004
Administration fee payable (Note 2) ......        48,001
Dividends payable--preferred stock .......         27,191
Other accrued expenses ...................       250,030
                                           -------------
                                              10,468,719
                                           -------------

NET INVESTMENT ASSETS ....................  $384,101,134
                                           =============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................  $    167,071
    Paid-in capital in excess of par .....   232,077,765
  Preferred stock (Note 4) ...............   130,000,000
                                           -------------
                                             362,244,836
  Undistributed net investment income ....     1,556,139
  Accumulated net realized gain ..........     2,169,700
  Net unrealized appreciation ............    18,130,459
                                           -------------
  Net investment assets, April 30, 1998 ..  $384,101,134
                                           =============
  Net assets applicable to common
    shareholders .........................  $254,101,134
                                           =============
Net asset value per common share:
  ($254,101,134 / 16,707,093 shares of
    common stock issued and outstanding) .        $15.21
                                                  ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned ............  $10,135,982
                                            ------------

Expenses
  Investment advisory .....................      674,147
  Administration ..........................      288,920
  Auction agent ...........................      181,000
  Custodian ...............................       52,000
  Reports to shareholders .................       31,000
  Directors ...............................       29,000
  Audit ...................................       17,500
  Transfer agent ..........................       10,500
  Legal ...................................        3,000
  Miscellaneous ...........................       69,910
                                            ------------
  Total expenses ..........................    1,356,977
                                            ------------
Net investment income .....................    8,779,005
                                            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments ..........    2,250,913
Net change in unrealized appreciation
  on investments ..........................     (215,997)
                                            ------------
Net gain on investments ...................    2,034,916
                                            ------------


NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS ...............  $10,813,921
                                            ============


                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS          YEAR
                                                                                          ENDED            ENDED
                                                                                        APRIL 30,       OCTOBER 31,
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                              1998              1997
                                                                                        ---------        ---------
OPERATIONS:
   Net investment income .......................................................     $  8,779,005      $ 18,096,994
   Net realized gain on investments ............................................        2,250,913         4,449,946
   Net change in unrealized appreciation on investments ........................         (215,997)        8,949,932
                                                                                     ------------      ------------
   Net increase in net investment assets resulting from operations .............       10,813,921        31,496,872

DIVIDENDS AND DISTRIBUTIONS:
   To common shareholders from net investment income ...........................       (6,578,090)      (13,100,478)
   To common shareholders from net realized gain on investments ................       (3,321,913)         (322,193)
   To preferred shareholders from net investment income ........................       (1,614,961)       (4,591,740)
   To preferred shareholders from net realized gain on investments .............       (1,123,540)         (104,104)
                                                                                     ------------      ------------
   Total dividends and distributions ...........................................      (12,638,504)      (18,118,515)
                                                                                     ------------      ------------
       Total increase (decrease) ...............................................       (1,824,583)       13,378,357

NET INVESTMENT ASSETS
Beginning of period ............................................................      385,925,717       372,547,360
                                                                                     ------------      ------------
End of period ..................................................................     $384,101,134      $385,925,717
                                                                                     ============      ============






                                                See Notes to Financial Statements.



                                                                9

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS                                              FOR THE PERIOD
                                                    ENDED               YEAR ENDED OCTOBER 31,        FEBRUARY 26, 1993*
                                                  APRIL 30,  ------------------------------------------- TO OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                    1998        1997       1996        1995         1994      1993
                                                   ------      ------      -----       -----       ------    ------
Net asset value, beginning of period ..........   $ 15.32    $  14.52    $  14.18    $  12.05    $  14.76  $  14.10
                                                 --------    --------    --------    --------    --------   -------
   Net investment income ......................      0.53        1.08        1.09        1.10        1.06      0.66
   Net realized and unrealized gain (loss)
    on investments ............................      0.12        0.80        0.34        2.16       (2,64)     0.74
                                                 --------    --------    --------    --------    --------   -------
Net increase (decrease) from
   investment operations ......................      0.65        1.88        1.43        3.26       (1.58)     1.40
                                                 --------    --------    --------    --------    --------   -------
Dividends and Distributions:
   Dividends from net investment income to:
     Common shareholders ......................     (0.39)      (0.78)      (0.79)      (0.82)      (0.90)    (0.45)
     Preferred shareholders ...................     (0.10)      (0.27)      (0.28)      (0.31)      (0.21)    (0.11)
  Distributions from net realized gain on
    investments to:
     Common shareholders ......................     (0.20)      (0.02)      (0.01)         --          --        --
     Preferred shareholders ...................     (0.07)      (0.01)      (0.01)         --          --        --
                                                 --------    --------    --------    --------    --------   -------
        Total Dividends and Distributions .....     (0.76)      (1.08)      (1.09)      (1.13)      (1.11)    (0.56)
                                                 --------    --------    --------    --------    --------   -------
Capital charge with respect to
  issuance of shares ..........................        --          --          --          --       (0.02)    (0.18)
                                                 --------    --------    --------    --------    --------   -------
Net asset value, end of period** ..............  $  15.21    $  15.32    $  14.52    $  14.18    $  12.05   $ 14.76#
                                                 ========    ========    ========    ========    ========   =======
Per share market value, end of period** .......  $13.8125    $ 13.375    $  12.44    $  12.00    $ 10.375   $14.125
                                                 ========    ========    ========    ========    ========   =======
TOTAL INVESTMENT RETURN+ ......................      6.22%      14.20%      10.41%      24.01%     (20.98)%    3.36%
                                                 ========    ========    ========    ========    ========   =======
RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:++
Expenses ......................................      1.06%+++    1.07%       1.12%       1.16%       1.14%     1.04%+++
Net investment income before preferred
  stock dividends .............................      6.88%+++    7.42%       7.57%       8.36%       7.80%     6.86%+++
Preferred stock dividends .....................      1.27%+++    1.88%       1.94%       2.34%       1.55%     1.11%+++
Net investment income available to common
  shareholders ................................      5.61%+++    5.54%       5.63%       6.02%       6.25%     5.75%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands) ..............................  $257,350    $243,947    $238,540    $219,740    $226,935  $236,810
Portfolio turnover ............................        22%        160%        164%        182%        210%      110%
Net assets of common shareholders,
  end of period (in thousands) ................  $254,101    $255,926    $242,547    $236,990    $201,343  $246,631
Preferred stock outstanding (in thousands) ....  $130,000    $130,000    $130,000    $130,000    $130,000  $130,000
Asset coverage per share of preferred stock,
    end of period ## ..........................  $ 73,866    $ 74,217    $ 71,644    $ 70,575    $127,440  $144,858

------------
   * Commencement of investment operations.
  ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday. # Net asset value immediately after the closing of the first public offering was $14.05.
  ## A stock split occurred on July 24, 1995 (Note 4)
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.
  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING                      The   BlackRock    Investment    Quality
POLICIES                                Municipal  Trust Inc.  (the "Trust") was
                                        organized  in Maryland  on November  19,
1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of investment-grade securities to achieve high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $65,000 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS                      The  Trust  has an  Investment  Advisory
                                        Agreement   with   BlackRock   Financial
Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                       Purchases   and   sales  of   investment
SECURITIES                              securities,    other   than   short-term
                                        investments,  for the six  months  ended
April 30,  1998,  aggregated  $84,778,616  and  $90,841,022,  respectively.

   The federal income tax basis of the Trust's investments at April 30, 1998 was $364,400,705, and accordingly, net unrealized appreciation was $18,049,237 (gross unrealized appreciation--$18,635,174, gross unrealized depreciation-- $585,937).


NOTE 4. CAPITAL                         There are 200 million shares of $.01 par
                                        value  common stock  authorized.  Of the
16,707,093 common shares outstanding at April 30, 1998, the Adviser owned 7,205 shares. As of April 30, 1998, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7--2,600 and Series T28--2,600.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.30% to 6.01% during the six months ended April 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                       Subsequent to April 30, 1998,  the Board
AND DISTRIBUTIONS                       of  Directors  of the Trust  declared  a
                                        divi-dend from undistributed earnings of
$0.065625 per common share payable May 29, 1998, to shareholders of record on May 15, 1998.

   For the period May 1 through May 31, dividends declared on Preferred Stock totalled $415,311 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent. The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
   There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio. The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters: (1)To elect two Directors as follows:

         DIRECTOR                                                        CLASS             TERM           EXPIRING
         --------                                                        -----             -----           -------
         Ralph L. Schlosstein .....................................       II              3 years           2000
         Walter F. Mondale ........................................       II              3 years           2000

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Laurence D. Fink, Richard E. Cavanagh, James Grosfeld, Frank J. Fabozzi and James Clayburn La Force, Jr.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998. Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting wasas follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
         Ralph L. Schlosstein .....................................   13,897,300             0             161,037
         Walter F. Mondale ........................................   13,808,720             0             249,617
         Ratification of Deloitte & Touche LLP ....................   13,813,320          42,839           202,178

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY
DIVIDENDS REGULARLY?

      The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may  elect  to  have  all  dividends  and
                         distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAP BONDS:      Also  known as  additional  interest  municipal  bonds.
                         These  securities  are  intended  to protect the income
                         that a fund earns  through  leverage  from  significant
                         increases  in  short-term  rates.  The  coupon on these
                         bonds   will   increase   if  short   term  rates  rise
                         significantly.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK
                         TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------------------------------------------------
                                            BLACKROCK FINANCIAL MANAGEMENT, INC.
                                                SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------------------------------------------------



TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09




TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             MATURITY
PERPETUAL TRUSTS                                                                     STOCK SYMBOL              DATE
                                                                                      ----------              ------
The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc. BMT 12/10




                 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236)
                                              OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

















                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------------
BLACKROCK
---------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM
                                                                      09247D-105
                                                                      09247D-204
[Logo] Printed on recycled paper                                      09247D-303





THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
------------------------
SEMI-ANNUAL REPORT
APRIL 30, 1998



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